ARTICLE I

                          INTRODUCTION

      Section 1.01. The purpose of this Plan is to enable participating Employees to share in the growth and prosperity of DENTSPLY International Inc. (the "Company") and to provide Participants with an opportunity to accumulate capital for their future economic security. The Plan is intended to do this without requiring any contributions from Participants.
The primary purpose of the Plan is to enable Participants to acquire stock ownership interests in the Company. Accordingly, Employer Contributions to the Plan will be invested primarily in Company Stock.
      Section 1.02. The Plan is designed to provide a technique of corporate finance to the Company. Therefore, it may be used to accomplish the following objectives:
           (a)  To provide Participants with beneficial
      ownership of Company Stock, substantially in proportion to their relative Covered Compensation, without requiring any cash outlay, any reduction in pay or other benefits, or the surrender of any other rights on the part of Participants:
           (b) To meet general financing requirements of the Company, including capital stock growth and transfer in the ownership of Company Stock; and
           (c) To receive loans (or other extensions of credit) to finance the acquisition of Company Stock, with such loans (or credits) secured primarily by a commitment by the Company to pay Employer
      Contributions to the Trust in amounts sufficient to enable principal and interest on such loans to be repaid.



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      Section 1.03.  This Plan, effective January 1, 1982 and
amended and restated at various times thereafter, is a combination of a stock bonus plan under Section 401(a) of the Code, and an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code and Section 407(d)(6) of ERISA. A tax credit portion of this Plan, effective January 1, 1981 and suspended following contributions for the Plan Year ended December 31, 1986, was terminated effective January 1, 1994 with all Participants' tax credit accounts merging with the Participants' Company Stock Accounts under the Plan. As part of this amendment and restatement, the Plan is being amended to comply with recent tax law changes (such amendment generally being effective as of January 1, 1997 unless as otherwise provided).
      Section 1.04. All Trust Assets acquired under the Plan as a result of Employer Contributions, income and other additions to the Trust will be administered, distributed, forfeited and otherwise governed by the provisions of the Plan. All such assets will be held in the Trust by the Trustee in accordance with the provisions of the Trust Agreement. This Plan shall be administered by a Committee for the exclusive benefit of Participants (and their Beneficiaries).



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                           ARTICLE II
                           DEFINITIONS
      In this Plan, whenever the context so indicates, the singular or plural and the masculine, feminine or neuter gender shall each be deemed to include the others; the term "he", "his", and
"him" shall refer to an Employee or a Participant; references to a section of the Code, Treasury Regulation, Labor Regulation or ERISA shall include any subsequent amendments to such section; and the capitalized terms shall have the following meanings:
      Section 2.01. Account. One of the accounts maintained to record the allocated interest of each Participant in the Plan.
      Section 2.02. Affiliated Company. Affiliated Company shall mean (i) any corporation or entity which is a member of a controlled group of corporations or other entities with the Company (as defined in Sections 414(b) and 414(c) of the Code and, for purposes of Section 6.03, as modified by Section 415(h) of the Code), (ii) any organization (whether or not incorporated) which is a member of an affiliated service group with the Company (as defined in Section 414(m) of the Code), and (iii) any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.
      Section 2.03.  Anniversary Date.  The 31st day of
December of each Plan Year.



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      Section 2.04.  Approved Absence.  A leave of absence from
work approved for an Employee by an Employer under its established leave policy.
      Section 2.05. Beneficiary. The person (or persons) entitled to receive any benefits under the Plan in the event of a Participant's death.
      Section 2.06. Board of Directors. The present or any succeeding Board of Directors of the Company.
      Section 2.07. Break in Service. An elapsed period of twelve (12) consecutive months following a Participant's Termination of Service during which the Participant does not perform an Hour of Service. In the case of an Employee who takes a leave of absence and subsequently returns to work under circumstances that, under the Family and Medical Leave Act of 1993, entitle such Employee upon his return to an equivalent position with the Employer, the period of such leave shall not be counted in determining whether the Employee has incurred a Break in Service.
      Section 2.08. Capital Accumulation. A Participant's vested (nonforfeitable) interest in his Accounts under the Plan.
      Section 2.09. Code. The Internal Revenue Code of 1986, as amended.



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      Section 2.10.  Committee.  The Committee appointed by the
Board of Directors to administer the Plan and to give instructions to the Trustee.
      Section 2.11. Company. DENTSPLY International Inc. and its successors and assigns.
      Section 2.12. Company Stock. Any qualifying employer security within the meaning of Section 407(d)(5) of ERISA and regulations thereunder.
      Section 2.13. Company Stock Account. An Account of a Participant which is credited with his allocable share of Company Stock purchased and paid for by the Trust or contributed to the Trust.
      Section 2.14. Covered Compensation. The total cash compensation paid to a Participant by an Employer for a Plan Year, including salary and wages, overtime-compensation, vacation pay, bonuses and commissions, and any accrued vacation pay, commissions and bonuses due a Participant retiring during the Plan Year as a result of service in that Plan Year, but excluding any contributions to this Plan and any other deferred compensation plan. As of January 1, 1998, Covered Compensation shall include amounts contributed by the Employer pursuant to a salary reduction agreement which is not includible in the gross income of the Participant under Sections 125, 402(h)(1)(B), 402(e)(3), 403(b) of the Code or, effective January 1, 2001, Code Section 132(f)(4).



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      In addition to other applicable limitations set forth in
the Plan, an notwithstanding any other provision of the Plan to the contrary, the annual Covered Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000 ($160,000 effective January 1, 1997), as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applied to any period, not exceeding 12 months, over which Covered Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. Any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth herein. As of the Effective Date, the family aggregation rules required under Code Sections 414(q)(6) and 401(a)(17) are no longer applicable.



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      Effective on or after January 1, 2002, the annual Covered
Compensation of each Participant taken in account in determining allocations for any Plan Year shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual Covered Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the "determination period"). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.
      Section 2.15. Credited Service. The elapsed period of a Participant's Service computed in full years from his initial Employment Date to his first Termination of Service which is followed by a Break in Service, and, if reemployed after a Break in Service, from any Reemployment Date to the following Termination of Service which is followed by a Break in Service. Fractional years of Service shall be rounded to the nearest whole year. Non-union Employees of acquired companies or divisions shall be given Credited Service for the purpose of determining vesting rights pursuant to Section 9.03 for all prior service as follows:



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           (a)  Employees of Cooper Lasersonics provided
      said Employees were on the payroll of the Employer as of January 10, 1987.
           (b)  Employees of Ceramco Inc. and Ceramco
      Manufacturing Co. for all prior service with the Ceramco Inc. and Ceramco Co. divisions of Johnson & Johnson Consumer Products, Inc.
           (c) Non-union employees of GENDEX Corporation (including the Universal Imaging division), Midwest Dental Products Corp. (including the Rinn division), and Eureka X-Ray Tube Corp., provided said Employees were on the payroll of any of these corporations as of January 1, 1994.
      Section 2.16. Deferred Retirement Date. The first day of the month following the date of a Participant's actual retirement after his Normal Retirement Date.
      Section 2.17. Disability Retirement Date. The first day of the month following the date on which a Participant's Service is terminated due to a Permanent Disability.
      Section 2.18. Effective Date. January 1, 1997, or such other date described herein.



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      Section 2.19.  Early Retirement Date.  The first day of
the month following the month in which a Participant incurs a Termination of Service prior to his Normal Retirement Date following attainment of age 55 and completion of at least 10 years of Credited service.
      Section 2.20. Employee. Any employee employed in the United States of America or the Commonwealth of Puerto Rico by an Employer, including expatriate employees employed by the Employer on temporary assignment outside of the United States or Puerto Rico, and any employee covered by the insurance system established by Title II of the Social Security Act pursuant to an agreement the Company has entered into with the Secretary of the Treasury under Code Section 3121(1) of the Code to cover employees who are citizens or residents of the United States or the Commonwealth of Puerto Rico for Social Security purposes; provided, however, that in the event the Company merges or consolidates with another company, then, unless the board of directors of the surviving company determines otherwise by resolution, the term "Employee" shall not include any person employed in any plant, operation, or location which was not a part of the Company immediately prior to such merger or consolidation. The term Employee shall include Leased Employees.
      Section 2.21. Employer. The Company and any Affiliated Company which has been designated by the Company as an Employer under this Plan and which has accepted such designation and has agreed to be bound by the terms of the Plan and Trust Agreement.



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      Section 2.22.  Employer Contributions.  Payments made to
the Trust by an Employer.
      Section 2.23. Employer Securities. Shares of Common Stock which meet the requirements of Section 409(1) of the Code which include: (1) common stock issued by the Employer (or a corporation which is a member of the same controlled group) which is readily tradable on an established securities market, or (2) if there is no common stock which meets the requirements of (1) above, common stock issued by the Employer (or by a corporation which is a member of the same controlled group) having a combination of voting power and dividend rights equal to or in excess of (a) that class of common stock of the Employer (or of any other such corporation) having the greatest voting power, and (b) that class of common stock of the Employer (or of any other such corporation) having the greatest dividend rights. Noncallable preferred stock shall be treated as Employer Securities, if such stock is convertible at any time into stock which meets the requirements of (1) or (2) above, and if such conversion is at a conversion price which (as of the date of the acquisition by the Plan) is reasonable.
      Section 2.24. Employment Date. The first day on which an employee of the Employer completes an Hour of Service with such company.
      Section 2.25. ERISA. The Employee Retirement Income Security Act of 1974, as amended.



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      Section 2.26.  Forfeiture.  Any portion of a partially
vested or non-vested Participant's Company Stock, Mutual Fund and [Other Investment Accounts] which does not become part of his Capital Accumulation upon the earliest of:
           (a) The first Anniversary Date subsequent to the date a Participant received a distribution of the vested portion of his Account(s); or
           (b) The Anniversary Date of the year in which five (5) consecutive one (1) year breaks in service have occurred, beginning with the year in which a Break in Service (as defined in Section 2.07) first occurs.
      Section 2.27. Highly Compensated Employee. As of the Effective Date, a "Highly Compensated Employee" is defined as one of the following:
      (a) an Employee who was a 5-percent owner (as defined in Section 416(i)(1) of the Code as a more-than-5 percent owner) of the Employer at any time during the current or the preceding year; or (b) and Employee who, for the preceding year, (i) had compensation, as defined below, from the Employer in excess of $80,000 (as adjusted by the Secretary of Labor pursuant to Code
Section 415(d), except that the base period shall be the calendar quarter ending September 30, 1996); and (ii) if the Company elects the application of this clause for such preceding year, was in the top-paid group of Employees for such preceding year.



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      For this purpose, an Employee is in the top-paid group of
Employees for any year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of compensation paid during such year.
      A former Employee shall be treated as a Highly Compensated Employee if (A) such Employee was a Highly Compensated Employee when such Employee separated from service, or (B) such Employee was a Highly Compensated Employee at any time after attaining age 55.
      The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, will be made in accordance with Code Section 414(q) and the regulations thereunder.
      For purposes of this subsection, the term "compensation" means compensation within the meaning of Code Section
415(c)(3). The determination will be made without regard to Code Sections 125, 402(e)(3), and 402(h)(1), and, in the case of employer contributions made pursuant to a salary reduction agreement, without regard to Code Section 403(b).
      Effective on or after January 1, 1998, for purposes of this Subsection, the term compensation means compensation within the meaning of Code Section 415(c)(3) and includes amounts not currently includable in the Participant's gross income by reason of application of Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b), or effective on or after
January 1, 2001, Code Section 132(f).



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      Section 2.28.  Hour of Service.  (i) Each hour for which
an Employee is paid or entitled to payment for the performance of duties for an Employer; and (ii) each hour for which an Employee is directly or indirectly paid or entitled to payment by an Employer during which no duties are performed by reason of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Each Hour of Service for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer shall be included under either (i) or (ii) as may be appropriate. An Employee will not be entitled to credit for any hour for payments made or due under a plan maintained solely to comply with applicable workmen's compensation, unemployment compensation or long-term disability insurance laws or for payments made solely to reimburse an Employee for medical or medically-related expenses incurred by an Employee. The number of Hours of Service to be credited for periods during which an Employee performs no duties and the crediting of Hours of Service to specific Plan Years shall be determined by the Committee in accordance with subsections (b) and (c), respectively, of Labor Regulation Section 2530.200b-2. The procedure used to calculate and credit Hours of Service shall be as follows: (i) Part-time Employees shall be given credit for the actual number of Hours of Service accumulated; (ii) All other Employees shall be given credit for one hundred and ninety (190) Hours of Service for each calendar month of employment in which the Employee is entitled to be credited with at lease one (1) Hour of Service accumulated.



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      Section 2.29.  Leased Employee.  As of the Effective
Date, any person (other than a common law employee) who pursuant to an agreement between the Employer and a leasing organization who has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient. Notwithstanding the foregoing, a Leased Employee shall not be considered an employee of the Employer if Leased Employees do not constitute more than twenty percent (20%) of the Employer's non-highly compensated work force, within the meaning of Section 414(n)(5)(C)(ii) of the Code. Leased Employee shall not include those leased employees covered by a plan described in Section 414(n)(5)(B) of the Code, unless otherwise provided by the terms of the Plan.
      Section 2.30. Loan. Any loan to the Trustee made or guaranteed by a disqualified person (within the meaning of Section 4975(e)(2) of the Code), including, but not limited to, a direct loan of cash, a purchase-money transaction, an assumption of an obligation of the Trustee, an unsecured guarantee or the use of assets of a disqualified person (within the meaning of Section 4975(e)(2) of the Code) as collateral for a loan.
      Section 2.31. Mutual Fund Account. An Account of a Participant that includes the mutual fund investments that have been purchased and paid for by the Trust for the account of the Participant.



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      Section 2.32.  Normal Retirement Date.  The first day of
the month following the month during which a Participant attains age sixty-five (65).
      Section 2.33. Other Investments Account. An Account of a Participant which is credited with his share of the net income (or loss) of the Trust and Employer Contributions and Forfeitures in other than Company Stock and which is debited with payments made to pay for Company Stock and mutual fund investments.
      Section 2.34. Participant. Any Employee (or former Employee) who has met the eligibility requirements set forth in
Article III and is participating in this Plan.
      Section 2.35. Part-Time Employee. An Employee whose regular hours are not intended to exceed (i) twenty (20) hours of work per week, or (ii) a period of twelve (12) consecutive months.
      Section 2.36. Permanent Disability. A physical or mental condition which causes a Participant to be unable to engage in any occupation or employment for which he is qualified or may reasonably become qualified by reason of his education, training or experience as determined by the Committee on the basis of a certificate from a physician approved by the Committee.



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      Section 2.37.  Plan.  The Dentsply Employee Stock
Ownership Plan, as amended from time to time.
      Section 2.38.  Plan Year.  The calendar year.
      Section 2.39. Qualified Business Unit. An Employer or a separate business unit or division thereof that is treated for financial accounting purposes as a separate profit center.
      Section 2.40. Qualified Election Period. With respect to a Qualified Participant, the period of six (6) Plan Years commencing with the Plan Year in which the Participant first became a Qualified Participant.
      Section 2.41. Qualified Participant. A Participant who has participated in this Plan for at least ten (10) years and has attained age fifty-five (55).
      Section 2.42. Reemployment Date. The first day on which an Employee completes an Hour of Service with an Employer following a Break in Service.
      Section 2.43.  Service.  Employment with an Employer.



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      Section 2.44.  Termination of Service.  The date an
Employee quits, is discharged, retires or dies, or the first anniversary of the date an Employee is absent from Service for any other reason such as Approved Absence, disability leave, vacation or layoff.
      Section 2.45. Trust. The Dentsply Employee Stock Ownership Trust, created by the Trust Agreement entered into between the Company and the Trustee.
      Section 2.46.  Trust Agreement.  The agreement between
the Company and the Trustee (or any successor Trustee) establishing the Trust and specifying the duties of the Trustee.
      Section 2.47. Trust Assets. All cash, Company Stock and other property held in the Trust for the exclusive benefit of Participants (and their Beneficiaries).
      Section 2.48. Trustee. The Trustee (and any successor Trustee) designated by the Board of Directors which agrees to serve by executing the Trust Agreement.



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                           ARTICLE III
                  ELIGIBILITY AND PARTICIPATION
      Section 3.01.  Eligibility for Participation.
           (a) Each Employee on the Effective Date shall automatically continue as a Participant in the Plan.
           (b)  Each other Employee shall become a
      Participant in the Plan on the Anniversary Date coinciding with or following his Employment Date if he remains employed on such Anniversary Date.
           (c)  Employees covered by a collective
      bargaining agreement (as defined by the Secretary of Labor) between Employees' representatives and one or more Employers are not eligible to participate in the Plan if retirement benefits were the subject of good faith bargaining between such Employees' representatives and the Employer or Employers and such collective bargaining agreement does not provide for participation in this Plan. In the event any Employees become covered by such an agreement, they will become ineligible to participate in this Plan as of the date they become so covered unless the agreement otherwise provides; provided, however, that if they cease to be ineligible, under this Section, they will automatically become eligible to qualify for participation as of the date that they cease to be ineligible with Credited Service from their date of hire.



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           (d)  Leased Employees shall not be eligible to
      participate in the Plan.
           (e) Each non-union Employee actively employed by the GENDEX or Universal Imaging divisions of the Company or by Midwest Dental Products Corp.
      (including the Rinn division) or by Eureka X-Ray Tube Corp. shall be eligible to participate in the Plan as of January 1, 1994 and thereafter in accordance with the terms and conditions of the Plan.
           (f)  Employees who are designated as
      independent contractors shall not be eligible to participate in the Plan even if a court administrative agency determines that such individuals are common law employees and not independent contractors.
      Section 3.02. Commencement of Participation. The Committee shall notify each Employee of his eligibility to participate and of the Plan terms as soon as practicable after he becomes eligible. Every Employee upon becoming eligible for participation shall become a Participant; provide such data as required by the Committee and, be deemed to assent to the terms of this Plan and the Trust Agreement, including all amendments thereto, in the manner herein authorized.
      Section 3.03. Cessation of Participation. In addition to cessation of participation as defined in Section 3.01(c) above, a Participant shall cease to be a Participant if he has a Break in Service for any reason.



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      Section 3.04.  Reemployment.  A Participant who has
incurred a Termination of Service followed by a Break in Service shall be reinstated as a Participant as of his Reemployment Date. A non-vested Participant's prior Service shall be disregarded as to vesting in his Accounts if the number of consecutive one (1) year Breaks in Service equals or exceeds the greater of five (5) years or the number of years of Credited Service completed prior to the Break in Service. A vested Participant who incurs one or more consecutive one (1) year Breaks in Service shall have all of his prior Credited Service reinstated upon completion of an additional year of Credited Service.
      Section 3.05. Transfers. Should any Participant transfer employment to another Employer under the Plan, his participation will continue based upon his Covered Compensation from each Employer. Should a Participant transfer employment to an Affiliated Company which is not an Employer under this Plan, his participation will continue, but he will share in the allocations of Employer Contributions and Forfeitures only to the extent of his Covered Compensation from an Employer.
      Section 3.06. Leave of Absence. If a Participant is granted an Approved Absence, his participation is not terminated and his Service will include the period of the Approved Absence.



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      Section 3.07.  Committee's Determination of Eligibility.
Any question as to the eligibility of any Employee hereunder shall be determined by the Committee in accordance with the terms hereof, and such determination shall be final and conclusive for all purposes.
      Section 3.08. Military Service. Notwithstanding any provision of the Plan to the contrary, contribution benefits and service credit with respect to military service shall be provided in accordance with Section 414(u) of the Code.



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                           ARTICLE IV
                          CONTRIBUTIONS
      Section 4.01. Employer Contributions. As of the close of each Plan Year, annual Employer Contributions shall be paid to the Trustee as provided in section 4.02.
      Section 4.02.  Payment of Employer Contributions.
           (a) For each Plan Year, Employer Contributions may be paid to the Trustee in such amounts (or under such formula) as may be determined by the board of directors (and communicated to Participants) not later than the due date for filing the Company's
      Federal income tax return, including any extensions of such due date; provided that such Employer Contributions shall not be paid to the Trust in amounts which would permit the limitation described in Section 6.03 to be exceeded.



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           (b)  Employer Contributions may be paid to the
      Trust in cash or in shares of Company Stock, as determined by the Board of Directors; provided that:
      (i) Employer Contributions shall be paid in cash in such amounts and at such times, as needed to provide the Trust with funds sufficient to pay in full when due any principal and interest payments required by a Loan incurred by the Trustee pursuant to Article V to finance the acquisition of Company Stock, except to the extent such principal and interest payments have been satisfied by the Trustee from cash dividends paid to it with respect to Company Stock acquired with the proceeds of such Loan; and (ii) all Employer
      Contributions paid to the Trust on behalf of the Employees of Ceramco Manufacturing Co. shall be made in cash and shall be used to purchase Company Stock at the current fair market value. The Board of Directors shall determine how Employer Contributions shall be allocated among each of the Qualified
      Business Units for each Plan Year.  The amount of
      Employer Contributions so allocated to a Qualified
      Business Unit shall be allocated to the Employees of such Qualified Business Unit in accordance with
      Section 6.02.



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           (c)  Employer Contributions may be returned to
      the Employer if (i) made in excess of the amount deductible by the Employer for its taxable year, or
      (ii) made because of a reasonable mistake as to the facts and circumstances existing at the time the contribution was fixed; provided, however, that such return is limited, respectively, to (i) that portion in excess of the amount deductible for the Employer's taxable year which is not necessary to enable the Trustee to make Loan payments, or (ii) that portion of the contribution attributable to a reasonable mistake of fact, and further provided that any such return must be made within one (1) year of the date the deduction was disallowed or the mistaken contribution was made.
      Section 4.03. No Participant Contributions. No Participant shall be required or permitted to make contributions to the Plan.
      Section 4.04. No Eligible Rollover Distributions. No Participant shall be permitted to make an eligible rollover distribution from any other retirement plan to the Plan.



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                            ARTICLE V
                   INVESTMENT OF TRUST ASSETS
      Section 5.01. Investment of Trust Assets. Trust Assets under the Plan will be invested primarily in Company Stock. Employer Contributions, and all other Trust Assets, including cash dividends paid on Company Stock, may be used to acquire shares of Company Stock from Company shareholders (including former Participants) or from the Company, except that any Company Stock acquired with the proceeds of a Loan shall be limited to Employer Securities. However, the proceeds of a Loan may be invested by the Committee for a reasonable period, as determined by the Committee, until Employer Securities are purchased. Trust Assets not acquired with the proceeds of a Loan may also be invested by the Trustee in savings accounts, certificates of deposit, short-term securities, equity stocks, bonds, or other investments desirable for the Trust, insurance policies on the lives of Participants, key employees or stockholders of the Company, mutual fund investments selected by the Committee which are credited to the Mutual Fund Accounts of Participants, or Trust Assets may be held in cash. All investments will be made by the Trustee only upon the direction of the Committee. The Committee may permit Participants to direct the investment of their Mutual Fund Account in one or more mutual funds approved by the Committee. The Committee may direct that all Trust Assets be invested and held in Company Stock, except as otherwise required by law.



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



      Section 5.02. Purchases of Company Stock. All purchases of Company Stock by the Trust will be made at a price, or at prices, which, in the judgment of the Committee, do not exceed the fair market value of such Company Stock. The determination of fair market value of Company Stock for all purposes under the Plan shall be made by the Committee (i) if the shares of Company Stock are publicly traded within the meaning of Treasury Regulation Section 54.4975-7(b)(1)(iv), based upon the fair market value as quoted on an established securities market the date the Company Stock is purchased, or (ii) if the Company Stock is not publicly traded, based upon the value determined by an independent appraiser having expertise in rendering such evaluations.
      Section 5.03. Sales of Company Stock. The Committee may direct the Trustee to sell or resell shares of Company Stock to any person, including the Company, provided that any such sales to any disqualified person, as defined by Section 4975(e)(2) of the Code, including the Company, will be made at not less than the fair market value as determined under Section 5.02 and no commission is charged. Any such sale shall be made in conformance with Section 408(e) of ERISA. Except as provided in Section 5.05, all sales of Company Stock by the Trustee will be charged pro rata to the Company Stock Accounts of the Participants.



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      Section 5.04.  Exempt Loan.
           (a)  The Committee may direct the Trustee to
      obtain Loans. Any such Loan shall meet all requirements necessary to constitute an "exempt loan" within the meaning of Treasury Regulation Section
      54.4975-7(b)(1)(iii) and shall be used primarily for the benefit of the Participants (and their Beneficiaries). The proceeds of any such Loan shall be used, within a reasonable time after the Loan is obtained, only to purchase Employer Securities, repay the Loan, or repay any prior Loan. Any such Loan shall provide for no more than a reasonable rate of interest, as determined under Treasury Regulation
      54.49757(b)(7), and must be without recourse against the Plan. The number of years to maturity under the Loan must be definitely ascertainable at all times.
      The only assets of the Plan that may be given as collateral for a Loan are shares of Employer
      Securities acquired with the proceeds of the Loan and shares of Employer Securities that were used as collateral on a prior Loan repaid with the proceeds of the current Loan. Such Employer Securities so pledged shall be placed in a suspense account. No person entitled to payment under a Loan shall have recourse against Trust Assets other than such collateral, Employer Contributions that are available under the Plan to meet obligations under the Loan, and earnings attributable to such collateral and the investment of such Employer Contributions.



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      All Employer Contributions paid during the Plan Year
      in which a Loan is made (whether before or after the date the proceeds of the Loan are received), all Employer Contributions paid thereafter until the Loan has been repaid in full, and all earnings from investment of such Employer Contributions, without regard to whether any such Employer contributions and earnings have been allocated to Participant's [Other
      Investments Accounts], shall be available to meet obligations under the Loan, unless otherwise provided by the Company at the time any such Employer
      Contribution is made.  Any pledge of Employer
      Securities must provide for the release of shares so pledged, as provided below, upon the payment of any portion of the Loan. For each Plan Year during the duration of the Loan, the number of shares of Employer Securities released from such pledge must equal the number of encumbered securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal paid for the year. The denominator of the fraction is the sum of the numerator plus the principal to be paid for all future years. Such years will be determined without taking into account any possible extension or renewal periods. At the discretion of the Committee, on a Loan-by-Loan basis, the numerator and denominator of the fraction may be changed to principal and interest rather than principal only. If the collateral includes more than one class of Employer Securities, the number of shares of each class to be released for a Plan Year must be determined by applying the same fraction to each class.



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           (b)  Payments of principal and interest on any
      such Loan during a Plan Year shall be made by the Trustee (as directed by the Committee) only from (1)
      Employer Contributions, and earnings from such Employer Contributions, to the Trust made to meet the Plan's obligation under a Loan and from any earnings attributable to Employer Securities held as collateral for a Loan (both received during or prior to the Plan Year), less such payment in prior years;
      (2) the proceeds of a subsequent Loan made to repay a prior Loan; and (3) the proceeds of the sale of any Employer Securities held as collateral for a Loan.
      Such Employer Contributions and earnings must be accounted for separately by the Plan until the Loan is repaid.
           (c) Employer Securities released by reason of the payment of principal or interest on an ESOP Loan will be credited pro rata to Participants' Company
      Stock Accounts on the Anniversary Date of the Plan
      Year in which such payment of principal is made.
           (d) The Employer shall contribute to the Trust sufficient amounts to enable the Trust to pay principal and interest on any such Loans as they are due; provided, however, that no such Employer contributions shall exceed the limitations in Section
      6.03. In the event that such Employer Contributions by reason of the limitations in Section 6.03 are insufficient to enable the Trust to pay principal and interest on such Loan as it is due, then upon the Trustee's request the Employer shall:



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                (1)  Make a Loan to the Trust, as
           described in Treasury Regulation Section
           54.49757(b)(4)(iii), in sufficient amounts to meet such principal and interest payments.
           Such new Loan shall also meet all
           requirements of an "exempt loan" within the meaning of Treasury Regulation Section
           54.4975-7(b)(1)(iii). Employer Securities released from the pledge of the prior loan shall be pledged as collateral to secure the new Loan. Such Employer Securities will be released from this new pledge and allocated to the Accounts of the Participants in accordance with applicable provisions of the Plan; or
                (2)  Purchase any Employer Securities
           pledged as collateral in an amount necessary to provide the Trustee with sufficient funds to meet the principal and interest repayments. Any such sale by the Plan shall meet the requirements of Section 408(e) of ERISA; or
                (3)  Any combination of the foregoing.
           However, the Employer shall not, pursuant to the provisions of this subsection, do, fail to do, or cause to be done any act or thing which would result in a disqualification of the Plan as a leveraged employee stock ownership plan under the Code.



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           (e)  Right of First Refusal.  Shares of
      Employer Securities or Company Stock distributed by the Trustee may be subject to a "right of first refusal". Such a "right" shall provide that prior to any subsequent transfer, the shares shall first be offered in writing to the Company at a price equal to the greater of (1) the then fair market value of such shares of Employer Securities as determined in good faith by the Committee, from time to time, or (2) the purchase price offered by a buyer, other than the Company or Trustee, making a good faith (as determined by the Committee) offer to purchase such shares of Employer Securities or Company Stock. The
      Trust or the Company, as the case may be, may accept the offer as to part or all of the Employer
      Securities or Company Stock at any time during a period not exceeding fourteen (14) days after receipt of such offer by the Trust, on terms and conditions no less favorable to the shareholder than those offered by the independent third party buyer. Any installments purchase shall be made pursuant to a note secured by the shares purchased and shall bear a reasonable rate of interest as determined by the Committee, provided that if the offer is not accepted by the Trust, the Company, or both, then the proposed transfer may be completed within a reasonable period following the end of the fourteen (14) day period, but only upon terms and conditions no less favorable to the shareholder than the terms and conditions of the third party buyer's prior offer. Shares of Employer Securities and Company Stock which are publicly traded within the meaning of Treasury
      Regulation Section 54.4975-7(b)(1)(iv) at the time such right may otherwise be exercise shall not be subject to this "right of first refusal".


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           (f)  Put Option.  Shares of Employer Securities
      acquired with the proceeds of a Loan by the Trust shall be subject to a "put" option at the times set forth below provided that at such times such shares are not readily tradable on an established securities market within the meaning of Section 409(h)(1)(B) of the Code. The "put" option shall be exercisable by the Participant or Beneficiary, by the donees of either, or by a person (including an estate or its distributee) to whom the Employer Securities pass by reason of the Participant's or Beneficiary's death.
      The "put" option shall provide that for a period of at least sixty (60) consecutive days immediately following the date the shares are distributed to the holder of the "put" option and for a sixty (60) consecutive day period immediately following the date the holder of the "put" option is informed of the value of Company Stock as of the Anniversary Date coinciding with or next following the date the shares were distributed to the holder of the "put" option, the holder of the "put" option shall have the right to cause the Company, by notifying it in writing, to purchase such shares at their fair market value, as determined by the Committee. The Committee may direct the Trustee to assume the rights and obligations of the Company at the time the "put" option is exercised, insofar as the repurchase of Employer Securities is concerned. The period during which the "put" option is exercisable shall not include any period during which the holder is unable to exercise such "put" option because the Company is prohibited from honoring it by Federal or State law.



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      The terms of payment for the purchase of such shares
      of Employer Securities shall be as set forth in
      Section 10.02(b).  The "put" option provided for by
      this Section shall continue to apply to shares of
      Employer Securities purchased by the Trustee with the
      proceeds of a Loan as described herein
      notwithstanding any amendment to or termination of
      this Plan which causes the Plan to cease to be a
      leveraged employee stock ownership plan within the
      meaning of Section 4975(e)(7) of the Code.
      Section 5.05.  Diversification of Investments.
           (a)  Each Qualified Participant, upon written
      notice to the Committee received within ninety (90)
      days (or such longer period as may be established by
      the Committee) after the close of each Plan Year
      within the Qualified Election Period of such
      Qualified Participant, may elect to direct the
      Committee to diversify, in the manner set forth in
      subsection (b) below, that number of shares of
      Company Stock allocated to his Company Stock Account
      determined by:
                (i)  determining the number of shares of
           Company Stock eligible for diversification
           under Section 401(a)(28)(B) of the Code and
           the provisions hereof and allocated to his
           Company Stock Account as of the Anniversary
           Date immediately preceding the date of such
           election;



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                (ii) adding to the amount determined
           under (i) above the number of shares of
           Company Stock, if any, deemed under Section
           401(a)(28)(B)  of the Code to have been
           previously diversified by such Qualified
           Participant;
                (iii)multiplying the amount in (ii)
           above by twenty-five percent (25%) or, in the case of the last year in the Qualified
           Participant's Qualified Election Period, fifty percent (50%);
                (iv) subtracting from the amount in
           (iii) above the number of shares of Company
           Stock, if any, deemed under Section
           401(a)(28)(B) of the Code to have been
           previously diversified by such Qualified
           Participant.
      Notwithstanding any other provision of this Plan to the contrary, in determining the number of shares of Company Stock subject to a Qualified Participant's diversification election, only shares of Company
      Stock acquired by the Trust after December 31, 1986 shall be taken into account; shares acquired by the Trust on or before December 31, 1986 shall be disregarded for this purpose even if such shares are not allocated to the Accounts of Participants until after December 31, 1986.



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           (b)  In the event that a Qualified Participant
      provides notice of an election to diversify a portion of his Company Stock Account pursuant to subsection
      (a) above, then no later than one hundred eighty
      (180) days (or such longer period as may be established by the Committee) after the first day of the Plan Year in which such election is filed, a cash distribution shall be made to the Mutual Fund Account of the Qualified Participant in an amount equal to the fair market value of the number of shares of Company Stock diversified; provided, however, that if the shares of Company Stock as to which an election is filed are readily tradable on an established securities market within the meaning of Section
      409(h)(1)(B) of the Code at the time such election is filed, then such fair market value shall equal the proceeds received by the Trustee upon the sale of such shares on such securities market less any applicable transaction costs.



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                           ARTICLE VI
                           ALLOCATIONS
           Section 6.01.  Allocations to Participants'
      Accounts.
           (a)  Separate Company Stock Accounts, Mutual
      Fund Accounts and [Other Investments Accounts] will be established to reflect Participants' interests under the Plan. Records shall be kept by the Committee from which can be determined the portion of each [Other Investments Account] which at any time is available to meet Loan obligations and the portion which is not so available as determined pursuant to
      Section 5.04.
           (b) Each Company Stock Account maintained for each Participant under the Plan will be credited with his allocated share of Company Stock (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust, with Forfeitures of Company Stock, and with any stock dividends on Company Stock allocated to his Company
      Stock Accounts. Company Stock acquired by the Trust with the proceeds of a Loan obtained pursuant to
      Section 5.04 shall be allocated to the Company Stock
      Accounts of Participants as the Company Stock is released from suspense accounts as provided for in
      Section 5.04.



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           (c)  Each [Other Investments Account]
      maintained for each Participant under the Plan will be credited (or debited) with its share of the net income (or loss) of the Trust, with any cash dividends on Company Stock allocated to his Company
      Stock Accounts, and with Employer Contributions in cash and Forfeitures in other than Company Stock or mutual fund investments. Each such [Other
      Investments Account] will be debited for its share of any cash payments for the acquisition of Company
      Stock for the benefit of Company Stock Accounts or for any repayment of principal and interest on any Loan or other debt chargeable to Participants'
      Company Stock Accounts; provided that only the portion of each [Other Investments Account] which is available to meet obligations under Loans as determined pursuant to the provisions of Section
      5.04(a) shall be used to pay principal or interest on a Loan. Each [Other Investments Account] will be debited for its share of cash payments for the acquisition of mutual fund investments to be credited to each Participant's Mutual Fund Account. However no portion of the accounts of an Employee of Ceramco
      Manufacturing Co. shall be used to make any repayment of principal on any Loan or debt of the Trust.
           (d)  Each Mutual Fund Account maintained for
      each Participant will be credited with his share of mutual fund investments purchased and paid for by the Trust.



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      Section 6.02.  Allocable Shares.
           (a)  Employer Contributions allocable to a
      particular Qualified Business Unit, and any shares of Company Stock released from a suspense account in accordance with Section 5.04(a) and attributable to such Employer Contributions, shall be allocated among eligible Participants employed by such Qualified
      Business Unit by multiplying the aggregate of the amounts to be allocated to the Company Stock Accounts or [Other Investments Accounts] times a fraction, the numerator of which is such Participant's total
      Covered Compensation for such Plan Year and the denominator of which is the aggregate Covered
      Compensation of all Participants who are employed by that Qualified Business Unit and who are entitled to an allocation for such Plan Year.
           (b)  Except for reasons of death, Permanent
      Disability, Approved Absence, or Early, Normal or
      Deferred retirement, a Participant must complete at least 1,000 Hours of Service in the Plan Year and have not incurred a Termination of Service prior to the Anniversary Date in order to share in the allocation of Employer Contributions and Forfeitures for such Plan Year.

      Section 6.03.  Allocation Limitations.
           (a) For each Plan Year, the annual addition to the Accounts of a Participant may not exceed the lesser of:



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



                (1)  25% of his compensation, within the
           meaning of Code Section 415(c)(3); or
                (2)  $30,000 or, if greater, one-quarter
           of the dollar limitation then in effect under Code Section 415(b)(1)(A) for Plan Years ending after December 31, 1986. Effective
           January 1 of each calendar year beginning
           January 1, 1986, the maximum dollar limitation set forth herein shall be the amount determined by the Secretary of the Treasury
           (or his delegate) under Section 415(d)(1) of the Code.
      For the purpose of this paragraph, the limitation referred to above shall apply to the sum, for any Plan Year, of (i) Employer Contributions and
      Forfeitures, if any, allocated to a Participant's account under this Plan and (ii) employer contributions, employee contributions and forfeitures allocated to a Participant's accounts under all other defined contribution plans maintained by the Employer. If this limitation would be exceeded as to any Participant, the allocation of Employer
      Contributions and Forfeitures would be reduced, with respect to such Participant, with a reallocation made to other Participants according to the allocable share of each as determined under Section 6.02 (to the extent not exceeding the limitation). Employer
      Contributions or Forfeitures which cannot be reallocated to other Participant Accounts by reason of this limitation shall be treated (for allocation purposes) as Employer Contributions and Forfeitures for the next succeeding Plan Year.



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


      Effective on or after January 1, 1998, the compensation referred to above shall include amounts contributed by the Employer pursuant to a salary reduction agreement which is not includible in the gross income of the Participant under Code Sections
      125, 402(b)(1)(B), 402(e)(3), 403(b) or, effective
      January 1, 2001, Code Section 132(f)(4).
           Notwithstanding the foregoing, if no more than one-third of Employer Contributions for a Plan Year are allocated to Highly Compensated Employees annual additions shall not include Employer Contributions applied to the repayment of interest on a Loan or Forfeitures of Employer Securities acquired with the proceeds of a Loan.
           Effective on or after January 1, 2002, the maximum annual addition that may be contributed or allocated on behalf of a Participant under the Plan for any limitation year shall not exceed the following:
                (i)  $40,000, as adjusted for increases
           in the cost-of-living under Code Section
           415(d), or
                (ii) 100 percent of the Participant's
           compensation, within the meaning of Section
           415(c)(3) of the Code, for the limitation year.
                The compensation limit referred to in (ii) above shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.



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           (b)  In the event a Participant participates in
      a defined benefit plan or plans maintained by his Employer, the ratio of the aggregate annual additions to a Participant's Accounts under this Plan and any other defined contribution plan maintained by his Employer to the maximum aggregate annual additions which could have been made for all Years of Service with the Employer, when added to the ratio of a Participant's annual retirement benefit under a defined benefit plan to the lesser of 100% of such Participant's compensation for such Plan Year averaged over his three highest consecutive years of compensation or $90,000 (or the amount determined in accordance with regulations prescribed by the Secretary of the Treasury) shall not exceed 1.25.
           The provisions of Subsection 6.03(b) shall not be effective on or after January 1, 2000.



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           (c)  In the event that the allocation of
      Employer Contributions and Forfeitures as provided in this Section would result in an allocation to a Participant in excess of the foregoing limit on annual additions, any such excess to the extent of Forfeitures will be reallocated among the Accounts of the other Participants (subject to such limit on annual additions) as provided in this Section for the allocation of Forfeitures; to the extent that such excess exceeds the amount of Forfeitures, any additional excess will be reallocated among the Accounts of the other Participants (subject to such limit on annual additions) as provided in this Section for the allocation of Employer
      Contributions. Any such amounts that cannot be allocated to Participant's Accounts within the foregoing limits will be credited to a suspense account and reallocated as of the Anniversary Date among the then Participants as provided in this Section for Forfeitures. In the event the Plan is terminated and there are amounts which cannot be allocated to Participant's Accounts due to the foregoing limits, such amounts will be returned to the Employer.
           (d)  For purposes of the application of Section
      415 of the Code to all defined benefit and defined contribution plans presently maintained, or to be established and maintained in the future, by any Affiliated Company, the "limitation year" shall be the accounting period of the Company for Federal income tax purposes.



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      Section 6.04.  Allocation of Net Income (or Loss) of the
Trust. The net income (or loss) attributable to Trust Assets for each Plan Year will be determined as of each Anniversary Date.
Each Participant's allocable share of the net income (or loss) will be allocated to his [Other Investments Accounts] in the ratio in which the credit balance of each such Account on the preceding Anniversary Date (reduced by the amount of any distribution of Capital Accumulation from such Account) bears to the sum of such balances for all Participants as of that date. The net income (or loss) includes the increase (or decrease) in the fair market value of Trust Assets (other than Company Stock), interest income, dividends and other income (or loss) attributable to Trust Assets (other than allocated Company Stock), since the preceding Anniversary Date. For purposes of computing net income (or loss), interest paid on any Loan or installment sales contract for the acquisition of Company Stock by the Trustee shall be disregarded. Notwithstanding anything contrary in this Section, any income (or loss) or appreciation (or depreciation) attributable to the Mutual Fund Account investments of a Participant shall be credited (or debited) to the Mutual Fund Accounts of the Participant.



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      Section 6.05.  Accounting for Allocations.  The Committee
shall adopt accounting procedures for the purpose of making the allocations, valuations, and adjustments to Participants' Accounts provided for in this Article. Except as provided in Treasury Regulation Section 54.4975-11, Company Stock acquired by the Plan shall be accounted for as provided under Treasury Regulation Section 1.402(a)-1(b)(2)(ii), allocations of Company Stock shall be made separately for each class of stock, and the Committee shall maintain adequate records of the cost basis of all shares of Company Stock allocated to each Participant's Company Stock Accounts. From time to time, the Committee may modify the accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this Section. Annual valuations of Trust Assets shall be made at fair market value.
      Section 6.06. Special Allocation Rule. Notwithstanding any other provision of the Plan to the contrary, in the event that the Trustee acquires Company Stock from a person who elects nonrecognition treatment under Section 1042 of the Code with respect to such sale, no allocation shall be made under this Plan which would constitute a violation of the requirements of Section 409(n) of the Code.



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                           ARTICLE VII
                 EXPENSES OF THE PLAN AND TRUST
      Section 7.01. Expenses of the Plan and Trust. Any expenses of administering the Plan may be reimbursed by the Plan or paid by the Company. The Company may elect to pay all expenses of establishing and administering the Plan without reimbursement by the Plan. Each Employer, other than the Company, at the Company's request, shall reimburse the Company for that portion of each Plan Year's costs and expenses not reimbursed by the Plan in the ratio that the amount of Employer Contributions from each such Employer for such Plan Year bears to the aggregate Employer Contributions from all Employers for that Plan Year.



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                          ARTICLE VIII
                      VOTING COMPANY STOCK
      Section 8.01. Voting Rights of Participants. Each Participant (or Beneficiary of a deceased Participant) to whose Accounts shares of Company Stock have been allocated shall, as a named fiduciary within the meaning of Section 403(a)(1) of ERISA, direct the Trustee with respect to the vote of the shares of Company Stock allocated to his Accounts, and the Trustee shall follow the directions of those Participants (and Beneficiaries) who provide timely instructions to the Trustee. However, the Trustee shall vote any unallocated shares of Company Stock held by the Trust, or any allocated shares of Company Stock as to which no voting instructions have been received, in such a manner as directed by the Committee. Each Participant (or Beneficiary of a deceased Participant) shall be entitled to direct the Trustee as to whether or not to exercise any applicable statutory appraisal rights with respect to shares of Company Stock allocated to such Participant's (or such Beneficiary's) Accounts. In all other cases, the decision whether or not to exercise statutory appraisal rights shall be made by the Trustee in such manner as directed by the Committee. The Company shall furnish the Trustee and each Participant (or Beneficiary of a deceased Participant) with such information as may be required under applicable law and the Company's charter-and by-laws as applicable to security holders in general with respect to any matter put to a vote of the stockholders of the Company.



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      Section 8.02.  Tender Offer.  In the event a tender offer
for Company Stock is commenced, the Committee, promptly after receiving notice of the commencement of any such tender offer, shall transfer certain of the Committee's record keeping functions under the Plan to an independent record keeper (which if the Trustee consents in writing, may be the Trustee). The functions so transferred shall be those deemed necessary by the Committee to preserve the confidentiality of any directions given by the Participants (and Beneficiaries of deceased Participants) in connection with the tender offer. The Trustee shall have no discretion or authority to sell, exchange or transfer any of such shares pursuant to such tender offer except to the extent, and only to the extent, that the Trustee is timely directed to do so in writing as follows:
           (a)  Each Participant (or Beneficiary of a
      deceased Participant) to whose Account shares of Company Stock have been allocated, shall, as a named fiduciary within the meaning of Section 403(a)(1) of ERISA, direct the Trustee with respect to the sale, exchange or transfer of the shares of Company Stock allocated to his Account, and the Trustee shall follow the directions of those Participants (and Beneficiaries) who provide timely instructions to the Trustee.



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           (b)  The Trustee shall sell, exchange or
      transfer any unallocated shares of Company Stock comprising Trust Assets, or any allocated shares of Company Stock as to which no directions have been received, in such a manner as directed by the Committee. Following any tender offer that has resulted in the sale or exchange of any shares of Company Stock comprising the Trust Assets, the record keeper shall continue to maintain on a confidential basis the Accounts of Participants (and
      Beneficiaries) to whose Accounts shares of Company
      Stock were allocated at any time during such offer, until complete distribution of such Accounts or such earlier time as the record keeper determines that the transfer of the record keeping functions back to the Committee will not violate the confidentiality of the directions given by the Participants (and
      Beneficiaries). In the event that there is no sale or exchange of any shares of Company Stock comprising the Trust Assets pursuant to the tender offer, the record keeper shall transfer back to the Committee the record keeping functions; provided, however, the record keeper shall keep confidential any instructions which it may receive from Participants
      (and Beneficiaries) relating to the tender offer.
      For purposes of allocating the proceeds of any sale or exchange pursuant to a tender offer, the Committee or the independent record keeper, as the case may be, shall determine the portion, expressed as a percentage, of shares tendered by the Trustee that were actually sold or exchanged (the "applicable percentage").



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     The Committee or the independent record keeper, as
      the case may be, shall then treat as having been sold or exchanged from each of the individual Accounts of Participants (and Beneficiaries) that number of shares (if any) which is obtained by multiplying (i) the applicable percentage times (ii) the total number of shares in such Account that were directed to be tendered or exchanged. Any proceeds remaining after application of the preceding sentences shall be treated as proceeds from the sale or exchange of unallocated shares.



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                           ARTICLE IX
                      CAPITAL ACCUMULATION
      Section 9.01. Capital Accumulation. Upon Termination of Service, a Participant (or, in the case of death, his Beneficiary) shall have a vested (nonforfeitable) interest in all, a part, or none of the final balances in his Accounts in accordance with Sections 9.02 and 9.03. A Participant's (or his Beneficiary's) Capital Accumulation will be determined as set forth below as soon after his Termination of Service as practicable.
      Section 9.02.  Retirement, Death or Permanent
Disability. Upon attainment of his Normal Retirement Date or upon Termination of Service on account of a Participant's death, Permanent Disability, or Early or Deferred retirement, a Participant shall have a nonforfeitable right to 100% of his Account(s). In such a case, the Participant's Capital Accumulation shall be determined at the time of distribution, and he will be entitled to receive an allocation of Employer Contributions and Forfeitures as described in Section 6.02 for the Plan Year in which his Termination of Service occurs.
      Section 9.03.  Other Termination of Service and Vesting.
           (a) If a Participant incurs a Termination of Service for any reason other than attainment of his Early Retirement Date, Normal Retirement Date,
      Deferred Retirement Date, death, or Permanent
      Disability, his Capital Accumulation shall be determined at the time of distribution.



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           (b)  If a Participant incurs a Termination of
      Service for any reason set forth in Section 9.03(a),
      above, his Capital Accumulation will be determined by
      the following vesting schedule:
                        Years of
           Nonforfeitable Per-
                Credited Service               centage of
           Accounts

                Less Than 3 Years                       0%
                3 Years                          20%
                4 Years                          40%
                5 Years                          60%
                6 Years                          80%
                7 or more Years                100%

           (c) Each Participant shall at all times have a 100% nonforfeitable interest in the shares allocated to his Account under the former tax credit portion of this Plan which was terminated effective January 1, 1994.



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      Section 9.04.  Forfeitures.  Any portion of the final
balances in a Participant's Accounts which is not vested and does not become part of his Capital Accumulation is a Forfeiture. Forfeitures shall first be applied against the shares in his Company Stock Account which were purchased by the Plan after December 31, 1986. If the Forfeiture is not sufficient to reduce the fair market value of his Capital Accumulation to the percentage of the total value of his Accounts determined under Section 9.03, the remainder of the Forfeiture shall be deducted from the Shares in his Company Stock Account which were purchased by the Plan and allocated to his Account prior to December 1, 1987, then from his Other Investments Accounts and finally from his Mutual Fund
Accounts. All Forfeitures shall reallocated to the Accounts of the remaining Participants pursuant to Section 6.03 as of the Anniversary Date of the Plan Year in which the Forfeiture occurs.



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                            ARTICLE X
                          DISTRIBUTIONS
      Section 10.01. Form of Distribution.
           (a) A Participant's Capital Accumulation shall be distributable to him (or, in the case of death, to his Beneficiary) in the form of a lump sum distribution.
           (b)  Distribution of a Participant's Capital
      Accumulation may be made in cash, Company Stock or any combination thereof, except that the Participant may demand that distribution be made in whole shares of Company Stock (with the value of any factional share paid in cash). In the event of distribution in Company Stock, any balance in a Participant's [Other
      Investments Account] will be used to acquire whole shares of Company Stock for distribution at the then fair market value (as determined by the Committee) and the total distribution of a Participant's Capital
      Accumulation shall include at least as many shares of Company Stock, except for fractional shares, as had been allocated to his Company Stock Accounts. Any balance in a Participant's Mutual Fund Account shall be distributed in cash.
           (c)  Notwithstanding the foregoing, the Plan
      will be administered in all respects to comply with the diversification provisions required by Section
      401(a)(28)(B) of the Code.



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           (d)  Direct Rollovers.
                (1)  "Direct Rollover" means a payment
           by the Plan to the Eligible Retirement Plan specified by the Distributee.
                (2)  "Distributee" means an Employee or
           former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order
           ("QDRO"), as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.
                (3)  "Eligible Retirement Plan" means an
           individual retirement account described in
           Section 408(a) of the Code, an individual retirement annuity described in Section
           408(b) of the Code, an annuity Plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible
           Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement plan or individual retirement annuity.



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           Effective on or after January 1, 2002, an
           "Eligible Retirement Plan" shall also mean
           annuity contract described in Section 403(b)
           of the Code and an eligible plan under
           Section 457(b) of the Code which is
           maintained by a state, political subdivision
           of a state, or any agency or instrumentality
           of a state or political subdivision of a
           state and which agrees to separately account
           for amounts transferred into such plan from
           this Plan.  The definition of eligible
           retirement plan shall also apply in the case
           of a distribution to a surviving spouse, or
           to a spouse or former spouse who is an
           alternate payee under a QDRO.(4)    "Eligible
           Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income
           (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any amount that is distributed on account of hardship.



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                (5)  Notwithstanding any provision of
           the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible
           Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.
      Section 10.02. Repurchase of Company Stock.
           (a) Shares of Company Stock distributed to a Participant (or, in the case of death, to his Beneficiary) shall be subject to a "put" option to the extent, but only to the extent, described in
      Section 5.04(f) of the Plan.
           (b) The terms of payment for the purchase of such shares of Company Stock pursuant to the "put" option shall be as set forth below:
                (1)  If the fair market value of the
           Company Stock, plus the value of the
           Participant's Mutual Fund Account and the sum of all previous distributions, as of the valuation date immediately preceding the exercise of the "put", held by the Participant or Beneficiary is $50,000 or less, the method of payment shall be a single lump-sum cash payment.



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                (2)  If the fair market value of the
           Company Stock plus the value of the
           Participant's Mutual Fund Account and the sum of all previous distributions, as of the valuation date immediately preceding the exercise of the "put", held by the Participant or Beneficiary is more than $50,000, the method of payment shall be as follows:
                     (i)  An immediate cash payment
                of $50,000 plus the fair market value
                of the Participant's Mutual Fund
                Account.
                     (ii) The balance of the purchase
                price shall be payable in equal
                monthly, quarterly or annual
                installments over a period of not
                greater than five (5) years from the
                date the "put" option is exercised or
                the date any loan used by the Plan to
                acquire Employer Securities subject
                to the "put" option has been entirely
                repaid.  Notwithstanding the
                foregoing, in no event shall a
                Participant be entitled to elect a
                number of installments which would
                result in a quarterly installment of
                less than $200.  Should the payment
                period above exceed five (5) years,
                the minimum annual payment of
                principal will be $100,000.



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                     (iii)Any installment payout
                shall be adequately secured as
                determined by the Committee.
                     (iv) Any installment payout
                shall bear a reasonable rate of
                interest, as determined by the
                Committee, but not less than the
                91-day Treasury Bill rate adjusted
                quarterly to reflect the rate at the
                last auction in the immediately
                preceding quarter.
      Section 10.03. Timing of Distribution.
           (a)  In the event of Early, Normal or Deferred
      Retirement, death or Permanent Disability under
      Section 9.02, distribution of a Participant's Capital
      Accumulation will be made as soon as practicable after his Termination of Service.
           (b) In the event of termination of employment for reasons other than Early, Normal or Deferred
      Retirement, death or Permanent Disability (under section 9.02), distribution of a Participant's
      Capital Accumulation may be made as soon as practicable after the earliest of (i) the eighth anniversary of the date the Participant commenced employment with the Company, (ii) his Normal
      Retirement Date or (iii) his death.



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           (c)  Unless a Participant elects otherwise in
      writing, distribution of each Participant's Capital
      Accumulation must commence not later than one year after the later of the close of the Plan Year (i) in which the Participant terminates employment due to attainment of Normal Retirement Date, disability, or death, or (ii) which is the fifth Plan Year following the Plan Year in which the Participant otherwise separates from service (provided the Participant is not reemployed by the employer before the distribution is required to begin.) If the amount of a Participant's Capital Accumulation cannot be ascertained by such date, or the Participant (or
      Beneficiary) is unavailable to receive a distribution, distribution can be delayed until (60) days after such time as the amount can be ascertained or the Participant (or Beneficiary) is available. In the event a Participant elects a later distribution commencement date, as provided above, distribution must be made in amounts such that the present value of the payments to be made to a Participant will be more than fifty percent (50%) of the total payments to be made to the Participant and his Beneficiary.



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      Notwithstanding the provisions of Section 10.03(c),
      as of the Effective Date, a Participant that elects
      to defer distributions must begin to commence
      distribution from the Plan no later than April 1st of
      the calendar year following the later of (i) the
      calendar year in which such Participant attains the
      age of seventy and one-half (70-1/2) or (ii) the
      calendar year in which the Participant retires,
      provided, however, that clause (ii) shall not apply
      in the case of a Participant who is a 5% owner as
      defined in Section 416(k) of the Code.    As of the
      Effective Date, for Participants who are active non-5% owner Employees and reach age 70-1/2 after December 31, 1995 and before January 1, 1999, the
      Participant shall be permitted to elect to commence the distribution of his benefits as if his required beginning date were April 1 of the calendar year following the calendar year in which he attains age
      70-1/2. The right to receive a distribution according to the terms of this Section shall be an optional form of benefit.
           With respect to distributions under the Plan made on or after July 1, 2001 for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under section
      401(a)(9) that were proposed on January 17, 2001 (the
      2001 Proposed Regulations), notwithstanding any provision of the Plan to the contrary.



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       If the total amount of required minimum
      distributions made to a participant for 2001 prior to July 1, 2001 are equal to or greater than the amount of required minimum distributions determined under the 2001 Proposed Regulations, then no additional distributions are required for such participant for 2001 on or after such date. If the total amount of required minimum distributions made to a participant for 2001 prior to July 1, 2001 are less than the amount determined under the 2001 Proposed
      Regulations, then the amount of required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations. This amendment shall continue in effect until the last calendar year beginning before the effective date of the final regulations under section 401(a)(9) or such other date as may be published by the Internal
      Revenue Service.



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           (d)  If distribution of Capital Accumulation to
      a Participant occurs prior to the occurrence of a Break in Service, and if such Participant is not one hundred percent (100%) vested in his Account(s), the non-vested portion which is not distributed will be held in his Accounts under the Plan, and will become a Forfeiture only on the Anniversary Date of the Plan
      Year in which the Forfeiture occurs. At any given time, the vested interest ("X") in such suspense shall be determined in accordance with the following formula:
                          X = P (AB +D) - D
      For purposes of applying this formula, P is the vested percentage at the time of the subsequent termination; AB is the total of the Account balances at the time; and D is the amount of Capital
      Accumulation previously distributed.
           (e)  If any Participant incurs a Break in
      Service and that Participant is subsequently reemployed (as provided in Section 3.04), his Capital
      Accumulation attributable to the prior period of Service will not be increased (as the result of additional vesting) by reason of years of Credited service after his reemployment until such time as the Participant has completed one year of Service after his return.



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      Notwithstanding the preceding, a Participant that is
      subsequently reemployed (as provided in Section 3.04) and who has received a distribution of the vested portion of his Capital Accumulation may be permitted to repay the amount of the distribution to the Trust. The Participant's Capital Accumulation attributable to the prior period of service will be increased (as the result of additional vesting) by reason of years of Credited Service after his reemployment only if such repayment occurs.
      Upon repayment of the distribution by the Participant, shares of Company Stock will be allocated to the Participant's account at the fair market value of the shares as of the date of repayment.
      No repayment shall be allowed under this Section at any time after the earlier of:
                (1)  Five (5) years after the first date
           on which the Participant is subsequently reemployed, or
                (2)  The close of the first period of
           five (5) consecutive one year Breaks in
           Service commencing after the distribution to the Participant.



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           (f)  If a Participant does not have any vested
      interest in his Account(s) derived from Employer Contributions when a Break in Service occurs, years of Credited Service earned prior to termination shall not be taken into account for purposes of determining a Participant's vested interest in his Account(s), if the number of consecutive years of Breaks in Service equals or exceeds the greater of five (5) years or the number of years of Credited Service before the Break in Service.
           (g)  In-service distributions may be made in
      cash to a Participant who is 100% vested prior to his Termination of Service providing said distribution results from the diversification elections available to the Participant provided within the Plan. All non-Code Section 401(a) (28) diversification distributions shall be made in cash.
      Section 10.04. Retained Capital Accumulation. If any part of the Participant's Capital Accumulation is retained in the Trust after his participation ends, his Account(s) will continue to be treated as provided in Article VI, except they will not be credited with any further Employer Contributions or Forfeitures.



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      Section 10.05. Loans to Participants.
           (a) The Trustee may, at the direction of the Committee, loan a Participant up to the lesser of (i)
      50% of the vested portion of his Account(s), or (ii)
      $50,000 less the excess (if any) of the highest outstanding balance of loans from the Plan during the one year period ending on the day before the date on which the loan was made over the outstanding balance of the loans from the Plan on the date of the loan.
           (b)  The Committee may direct that a loan be
      made to a Participant only for the purpose of enabling the Participant to meet an immediate and severe financial hardship of the Participant or his immediate family. All decisions by the Committee on requests for loans shall be final and made in a uniform and nondiscriminatory manner. A Participant who is married shall obtain the consent of his spouse with respect to securing a loan under this Section
      10.05. Said spousal consent shall be in writing and properly witnessed or notarized.
           (c)  The procedures and guidelines to be
      followed with respect to loans to Participants shall be as follows:
                (1)  All loan requests shall be directed
           to a representative of the Company designated by the Committee;



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                (2)  The loan request shall describe in
           some detail the purpose of the loan and the Committee shall determine whether: (i) the loan is required to meet an immediate and severe financial hardship of the Participant or his immediate family; and, (ii) there are other available loan sources to the Participant.
                (3)  A representative of the Committee
           shall advise the Participant in writing as to whether a request for a loan is approved or denied. If the loan is denied, the Participant will be advised of the reasons for the denial.
           If the loan is approved, the Participant shall be advised of the amount of the loan approved, the term of the loan, the repayment schedule and the interest rate.
                (4)  The amount of the loan shall not
           exceed the limit stated in subsection 10.05(a) above.
                (5)  The repayment schedule shall provide
           for level amortization consisting of at least quarterly payments of principal and interest over a specific repayment period not to exceed five (5) years.
                (6)  The loan shall provide for a
           reasonable rate of interest which shall be comparable to the interest rates for similar types of loans at the time the loan is granted.
           Interest payments on loans to Participants shall be credited as income to the Trust.



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                (7)  Amounts due a Participant from his
           Account(s) shall be collateral for any loan made to a Participant pursuant to this Section
           10.05.  The Committee shall be entitled to
           require and accept such other collateral as may be required for similar types and amounts of loans.
                (8)  Failure to pay any installment of
           principal and interest when due pursuant to a promissory note setting forth the payment terms of a loan shall constitute an event of default.
                (9)  If an event of default occurs, the
           Account(s) of the Participant in default under the terms of the loan shall be impounded and all amounts payable to said Participant under the terms of the Plan shall be first applied to satisfy the amounts due and owing under the terms of the loan. The Committee shall also take whatever action it deems appropriate with respect to other collateral pledged by a Participant to secure the repayment of a loan.
      Section 10.06. Distribution of Dividends on Company Stock. Any cash dividends received by the Trustee on Company Stock allocated to the Accounts of Participants (or former Participants) shall be distributed to such Participants, former Participants, or Beneficiaries (in a nondiscriminatory manner) unless such Participant, former Participant or Beneficiary instructs the Trustee to reinvest such dividends in Company Stock. Any current distribution in cash must be made within two (2) years of the date such dividend is received by the Trustee.



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      Section 10.07. Beneficiary Designation.  The Trustee will
make distribution from the Trust only upon direction of the Committee. Distribution will be made to the Participant, if living, and if not, to his Beneficiary. A Participant shall designate his Beneficiary upon becoming a Participant, and may change such designation at any time, by filing a written designation with the Committee. A Participant who is married shall obtain the consent of his spouse with respect to the designation of a Beneficiary other than such spouse. Such consent shall (i) be in writing, (ii) acknowledge the effect of such consent, (iii) be witnessed by a notary public and (iv) be in such form as may be prescribed by the Committee. Upon the death of a Participant, if there is no designated Beneficiary then living, or if the designation is not effective for any reason, as determined by the Committee, the Participant's Beneficiary shall be his surviving spouse, or if none, his surviving children (equally), or, if none, his estate.



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                           ARTICLE XI
                       PLAN ADMINISTRATION
      Section 11.01. Named Fiduciaries. The Committee and the Company shall each be a "named fiduciary" within the meaning of
Section 402 of ERISA, but each such party's role as a named fiduciary shall be limited solely to the exercise of its own authority and discretion, as defined under the terms of this Plan, to control and manage the operation and administration of the Plan (other than authority and discretion assigned under this Plan, or delegated pursuant thereto, to the Trustee). A named fiduciary may designate other persons who are not named fiduciaries to carry out its fiduciary responsibilities hereunder, and any such person shall become a fiduciary under the Plan with respect to such delegated responsibilities. In the event of such a designation, the named fiduciary shall not be liable for an act or omission of the designee in carrying out responsibilities delegated to him except to the extent provided in Section 405 of ERISA.
      Section 11.02. Fiduciary Limitations. Named fiduciaries under the Plan, as well as the Trustee and any other person who may be a fiduciary by virtue of section 3(21) of ERISA, shall exercise and discharge their respective powers and duties in the following manner:
           (a)  By acting solely in the interest of the
      Participants and their Beneficiaries;
           (b)  By acting for the exclusive purpose of
      providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Trust Assets and Plan;



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           (c)  By acting with the care, skill, prudence
      and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and
           (d)  By otherwise acting in accordance with
      this Plan and Trust Agreement to the extent consistent with Title I of ERISA.
      Section 11.03. Company Responsibilities. The Company, acting through the Board of Directors, shall have the authority to amend or terminate the Plan pursuant to the provisions of
Article XII, to determine the amount of Employer Contributions to the Plan pursuant to Article IV, to appoint a Trustee and Committee and to approve the adoption of the Plan by any other Employer. Whenever the Company is permitted or required to so perform any act under the terms of this Plan, it shall be done and performed by any officer duly authorized by the Board of Directors. To enable the Committee to perform its duties, the Company shall supply completely and timely all information which the Committee may from time to time require.
      Section 11.04. Trustee Responsibilities. The Trustee shall have, to the extent set forth in the Trust Agreement, authority and discretion to receive, hold and distribute Trust Assets, fiduciary responsibilities in connection with the exercise of such authority and discretion, and a duty to issue reports and otherwise to account to the Company and the Committee. All Employer Contributions shall be paid over to the Trustee and, together with accretions thereto, shall be invested by the Trustee in accordance with the directions permitted in this Plan and Trust Agreement.



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      Section 11.05. Appointment of Committee.  This Plan will
be administered by a Committee composed of up to ten (l0) individuals appointed by the Board of Directors to serve at its pleasure and without compensation. A member of the Committee may be removed by the Board of Directors at any time with or without cause upon ten (10) days written notice from the Board of Directors and a vacancy existing on the Committee after such removal shall be filled promptly by the Board of Directors.
Any member of the Committee may resign by delivering his written resignation to the Board of Directors.
      Section 11.06. Committee Responsibilities. Committee shall have the following
The responsibilities:
           (a) Powers and Duties. The Committee shall be the Plan Administrator under Section 414(g) of the Code and under Section 3(16)(A) of ERISA. Subject to the provisions of the Plan and to such restrictions as the Board of Directors may impose, the Committee shall have the power to interpret and construe the provisions of the Plan, to supply omissions herein, and to establish rules and regulations for the interpretation and administration of the Plan and transaction of its business, including, among other things, provisions for determining who are Participants, what constitutes a year of Credited
      Service and Covered Compensation, allocation to Participants of Employer Contributions, Forfeitures and income (or loss) and valuation of Trust Assets.
      All such interpretative and administrative decisions, and rules and regulations, shall be conclusive and binding on all persons having an interest in or under the Plan.



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           (b)  Records and Reports.  The Committee shall
      be responsible for keeping a record of all its proceedings and actions and shall maintain all such books of account, records, and other data as shall be necessary to administer the Plan and to meet the disclosure and reporting requirements of ERISA.
           (c) Compensation. No member of the Committee shall receive any compensation from the Company, Plan or Trust for his services as a member of the Committee.
           (d) Committee Procedures. The Committee may act at a meeting or in writing without a meeting.
      The Committee shall elect one of its members as a Chairman, who shall also be the agent for service of legal process on behalf of the Plan, and appoint a Secretary, who may or may not be a Committee member.
      The Committee may adopt such bylaws as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by majority vote of the number then constituting the Committee, including actions taken without a meeting.
           (e)  Distribution of Benefits.
                (1)  Direction to the Trustee.  The
           Committee shall issue directions to the
           Trustee concerning all benefits which are to be paid from the Trust pursuant to the provisions of the Plan, and shall warrant that all such directions are in accordance with this Plan.



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                (2)  Application by Participants.  The
           Committee may require a Participant to
           complete and file with it an application for the payment of benefits under the Plan and any other forms deemed necessary and desirable by the Committee for the proper administration of the Plan and furnish all pertinent information requested by the
           Committee. The Committee may rely upon all such information so furnished it, including the Participant's current mailing address.
                (3)  Participant's Incapacity.  Whenever
           in the written and certified opinion of one or more qualified physicians selected by or satisfactory to the Committee, a person entitled to receive a payment hereunder of a benefit or installment thereof is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payments to such person or to his legal representative. Any payment of a benefit or installment thereof in accordance with the provisions of this subparagraph shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.



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           (f)  Claims Procedure.  The Committee shall
      adopt a claims procedure consistent with the requirements of Section 503 of ERISA and rules and regulations thereunder.
           (g) Bonding. The Committee shall arrange for such bonding as is required by law, but no bonding in excess of the amount required by this Plan.
      Section 11.07. Indemnification. To the extent authorized by the laws of the State of Pennsylvania and ERISA, the Company may indemnify the members of the Committee, any present or former members of the Board of Directors, the Trustee or any officer or Employee of the Employer, against any and all claims, losses, damages, expenses (including legal fees), fines, penalties, and liabilities arising out of acts, omissions, and conduct as a fiduciary (as defined in Section 3(21) of ERISA) with respect to the Plan, except to the extent that such person shall be determined to be liable by a court of competent Jurisdiction for his own willful misconduct. The foregoing rights of indemnification shall be in addition to such other rights as the above persons may enjoy as a matter of law or by reason of insurance coverage of any kind.



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                           ARTICLE XII
                    AMENDMENT AND TERMINATION
      Section 12.01. Company Right to Amend. Subject to the provisions hereinafter set forth, the Company reserves the right, at any time or from time to time, by action of the Board of Directors, to amend in whole or in part any or all of the provisions of this Plan; provided, however, that no such amendment shall be made which:
           (a)  Will deprive any Participant of any
      benefit to which he has a nonforfeitable right under
      Article IX of this Plan; or
           (b) Shall make it possible for any part of the Trust Assets or its income to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants. No such amendment which affects the rights, duties, or responsibilities of the Trustee may be made without the Trustee's written consent. Any such amendment shall become effective upon delivery of a written instrument, executed by order of the Board of Directors, to the Trustee and the endorsement of the Trustee of its receipt or of its written consent thereto, if such consent is required.
      Section 12.02 Mandatory Amendments. Notwithstanding the provisions of this Article XII, or of any other provisions of this Plan, any amendment may be made, retroactively if necessary, which the Company deems necessary or appropriate to conform the Plan to, or to satisfy the conditions of, any law, government regulation or ruling, and to permit the Plan to meet the requirements for qualification under Sections 4975 (e) (7) and 401 of the Code, and to permit the Trust to meet the requirements for tax-exempt status under Section 501 of the Code.



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 In the event that a favorable determination letter from the
Internal Revenue Service is not obtained with respect to the adoption of this Plan, as amended, then this Plan shall be declared null and void and the Plan in effect prior to this amendment shall continue in full force and effect.
      Section 12.03. Termination. The Company shall have the right at any time to terminate the Plan and the Trust created concurrently herewith by delivering to the Committee written notice of such termination and by further informing the Trustee by written notice of such termination. Each Employer reserves the right to terminate the participation of its Employees under the Plan. Upon any such termination, such action shall be taken as to render it impossible for any part of the corpus of the Trust or income of the Plan to be at any time used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries.
      Section 12.04. Employee Nonforfeitable Rights. Upon termination (or partial termination) of the Plan within the meaning of Section 411(d) (3) of the Code or a complete discontinuance of Employer Contributions thereunder, each Participant (or in the case of a partial termination, each Participant affected) shall have a nonforfeitable right to 100% of the balance in each of his Account(s) as of the date of termination, partial termination or complete discontinuance; provided, however, that replacement of this Plan with a comparable plan qualified under Section 401(a) of the Code shall not be a termination for purposes of this Section.



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      Section 12.05. Distribution Upon Termination.  In the
event of termination pursuant to Section 12.03, the assets then held in Trust under the Plan shall be distributed to the Participants in accordance with Article X hereof, either, in the sole discretion of the Committee, upon actual Termination of Service or as if Termination of Service occurred as of the date the Plan terminated.



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                          ARTICLE XIII
                       GENERAL PROVISIONS
      Section 13.01. Participants' Rights. Neither the establishment of this Plan, nor any modification thereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, or any officer or Employee thereof, or the Trustee, or the Committee, except as herein provided. The adoption and maintenance of this Plan shall not be deemed to constitute a contract of employment or otherwise between an Employer and any Employee, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained herein shall be deemed to give an Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge, with or without cause, any Employee at any time.
      Section 13.02. Spendthrift Clause. No benefit which shall be payable out of the Trust Assets to any Participant and/or his Beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, garnishment, pledge, encumbrance, or charge, and any attempt to anticipate same shall be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any such Participant and/or his Beneficiary nor shall it be subject to attachment or legal process for or against such person, and the same will not be recognized by the Trustee except to such an extent as may be required by a QDRO or an order subject to ERISA Section 206(d)(4).



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      13.03.     Judgments, Orders, Decrees and Settlement
Agreements.   Effective August 5, 1997, a Participant's
Account(s) (and that of his spouse) shall be reduced to satisfy liabilities of the Participant to the Plan due to (a) the Participant being convicted of committing a crime involving the Plan, (b) a civil judgment (or consent order or decree) entered by a court in an action brought in connection with a violation of the fiduciary provisions of Title 1 of ERISA, or (c) a settlement agreement between the Secretary of Labor or the Pension Benefit Guaranty Corporation and the Participant in connection with a violation of the fiduciary provisions of ERISA. Any reduction made pursuant to this paragraph shall be done in accordance with the requirements of ERISA Section 206(d).
      Section 13.04. Company's Liability. All Capital Accumulations will be paid only from the Trust Assets, and neither the Company nor any Employer nor the Committee nor the Trustee shall have any duty or liability to furnish the Trust with any funds, securities or other assets, except as expressly provided in the Plan.
      Section 13.05. Merger or Consolidation. In the event of a merger or consolidation of the Plan with, or transfer in whole or in part of the Trust Assets or liabilities to another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants, Trust Assets or liabilities shall be transferred to the other trust fund only if each Participant would be entitled to a benefit immediately after the merger, consolidation or transfer (assuming the other plan and trust then terminates) which is equal to or greater than the benefit to which he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).



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      Section 13.06. Governing Law.  Subject to ERISA or other
applicable Federal law, this Plan shall be construed according to the laws of the Commonwealth of Pennsylvania and all provisions hereof shall be administered according to, and its validity shall be determined under, the laws of such Commonwealth.
      Section 13.07. Legal Action. In any action or proceeding involving the Trust, or any property constituting part or all thereof, or the administration thereof, Employees or former Employees of the Employer or the Beneficiaries or any other person having or claiming to have an interest in the Trust Assets or under the Plan shall not be necessary parties nor entitled to any notice of process.
      Section 13.08. Binding on All Parties. Any final judgment which is not appealed or appealable that may be entered in any legal action or proceeding shall be binding and conclusive on the parties hereto, the Committee, and all persons having or claiming to have an interest in the Trust Assets or under this Plan.
      Section 13.09. Headings. The headings of this Plan are inserted for convenience or reference only, and are not to be considered in the construction or the interpretation of this Plan.
      Section 13.10. Severability of Provisions. If any provision of this Plan is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision, and this Plan shall be construed and enforced as if such provision had not been included.



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


                           ARTICLE XIV
                SPECIAL RULES FOR TOP-HEAVY PLANS
      Section 14.01. General Provision.  If the Plan is or at
any time becomes "Top-Heavy" as that term is defined in Section 416 of the Code, Sections 14.02 through 14.14 shall apply notwithstanding any conflicting provision of the Plan.
      Section 14.02. Top -Heavy Ratio.
           (a)  If the Employer maintains one or more
      defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has never maintained any defined benefit plan which has covered or could cover a Participant in the Plan, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of the Account balances of all Key
      Employees as of the Determination Date (including any part of any Account balance distributed in the 5 year period ending on the Determination Date) , and the denominator of which is the sum of all Account balances (including any part of any Account balance distributed in the 5-year period ending on the Determination Date) of all participants as of the Determination Date. Both the numerator and denominator of the Top-Heavy Ratio are adjusted to reflect any contribution which is due but unpaid as of the Determination Date.



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           (b)  If the Employer maintains one or more
      defined contribution plans (including any Simplified
      Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which have covered or could cover a Participant in the Plan, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of Account balances under the defined contributions plans for all Key
      Employees and the present value of accrued benefits under the defined benefit plans for all Key
      Employees, and the denominator of which is the sum of the Account balances under the defined contribution plans for all participants and the present value of accrued benefits under the defined benefit plans for all participants. Both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an Account balance or an accrued benefit made in the five-year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date.
           (c)  For purposes of (a) and (b) above, the
      value of Account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination
      Date. The Account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year will be disregarded.
      The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder.



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


      Non-deductible voluntary Participant contributions are included in the computation. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. The
      Account balance or accrued benefit of an Employee shall be disregarded if the Employee has not received any compensation from and has not performed any services for the Employer over the five (5) year period ending on the Determination Date.. When aggregating plans the value of Account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.
      Effective on or after January 1, 2002, the present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under
Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period". The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.



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      Section 14.03. Permissive Aggregation Group for the
purpose of Article XIV shall mean the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.
      Section 14.04. Required Aggregation Group for the purpose of Article XIV shall mean (1) each qualified plan of the Employer in which at least one Key Employee participates, and
(2) any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of Sections 401(a)(4) and 410 of the Code.
      Section 14.05. Determination Date for the purpose of
Article XIV shall mean for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, it is the last day of that year.
      Section 14.06. Valuation Date for the purpose of Article XIV shall mean the last day of each Plan Year as of which Account balances or accrued benefits are valued for purposes of calculating the Top-Heavy Ratio.
      Section 14.07. Present Value. For purposes of establishing the present value to compute the Top-Heavy Ratio, any benefit shall be discounted only for interest and post-retirement mortality based on the following (unless otherwise provided in the defined benefit plan):
                Interest rate 9%    Mortality table UP 1984



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



      Section 14.08. Top-Heavy Definition. If the Top-Heavy Ratio for all plans in the Required Aggregation Group (RAG) exceeds six-tenths (6/10) then all plans in the RAG are Top-Heavy unless there exists a Permissive Aggregation Group
(PAG) for which the Top-Heavy Ratio does not exceed six-tenths (6/10), in which case no plan in the PAG is Top-Heavy.
      Section 14.09. Minimum Allocations.
           (a)  Except as otherwise provided in (b) and
      (c) below, the Employer Contributions and the Forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant's compensation or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code, the largest percentage of Employer Contributions and Forfeitures, as a percentage of Covered Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other
      Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of
      (i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan),
      (ii) the Participant's failure to make mandatory contributions to the Plan, or (iii) Covered
      Compensation less than a stated amount.



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           (b)  The provision in (a) above shall not apply
      to any Participant who was not employed by the Employer on the last day of the Plan Year.
           (c) The provision in (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided that the minimum allocation or benefit requirement applicable to Top-Heavy plans will be met in the other plan or plans. If for any reason the minimum is not provided for a Participant in the other plan, it shall be provided in this Plan.
      Section 14.10. No Forfeitability of Minimum Allocation. The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under Section 411(a)(3)(B) or 411(a)(3)(D) of the Code.
      Section 14.11. Minimum Vesting Schedules.
           (a)   If this plan is Top-Heavy for any Plan
      Year, then in that Plan Year and all subsequent Plan Years the vesting schedule enumerated in Section 14.12(b) will apply unless the Employer had elected 100% vesting after three (3) Years of Credited
      Service or less. If the Employer had elected 100% vesting after three (3) Years of Credited Service or less, then that vesting schedule will continue to apply. The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to Employee Contributions, including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan became Top-Heavy.



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       Further, no reduction in vested benefits may occur
      in the event the Plan's status as Top-Heavy changes
      for any Plan Year.  However, this Section does not
      apply to the Account balance of any Employee who does
      not have an Hour of Service after the Plan has
      initially become Top-Heavy and such Employee's
      Account balance attributable to Employer
      Contributions and Forfeitures will be determined
      without regard to this Section.
           (b)  For purposes of this Section only, a
      Participant's Capital Accumulation will be determined
      in accordance with the following vesting schedule:
                       Years of
           Nonforfeitable Per-
                Credited Service               centage of
           Accounts

                Less Than 1 Year                        0%
                1 Year                                  0%
                2 Years                          20%
                3 Years                          40%
                4 Years                          60%
                5 Years                          80%
                6 Years                        100%

      Each Participant shall at all times have a 100% nonforfeitable interest in the shares allocated to his Account under the former tax credit portion of this Plan which was terminated effective January 1, 1994.
      Section 14.12. Key Employee for the purpose of Article
XIV shall mean a person who at any time during the Plan Year or the preceding four (4) Plan Years was:



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           (a)  An Officer.  An Officer is an employee who
      is an officer in fact and who earns for the Plan Year in excess of 50% of the amount in effect under Code
      Section 415(b)(1)(A). The number of Officers is limited to a maximum of the lesser of:
                (1)  50 employees or,
                (2)  the greater of 3 employees or 10%
           of all employees.
           (b) Shareholder. A Shareholder is an employee who:
                (1)  owns more than a 5% interest in the
           Employer; or,
                (2)  is one of 10 employees who own more
           than a 1/2% interest in the Employer and who also own the largest interests in the Employer and who have earnings for the Year in excess of the Code Section 415 dollar limit for defined contribution plans. This category shall include no more than ten (10) employees. If two Employees own equal interests in the Employer, then the Employee who earns more compensation than the other will be considered as owning the greater interest; or,
                (3)  owns a 1% or more interest in the
           Employer and earns compensation from the Employer in excess of $150,000 annually.



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           (c)  A Beneficiary of a Key Employee is a Key
      Employee. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.
      Effective on or after January 1, 2002, Key Employee means an Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Section 416(k)(1) of the Code for Plan Years beginning on or after January 1, 2003), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.Section 14.13. Maximum Allocation. If the Plan is Top-Heavy then the defined contribution fraction denominator as computed under Section 415(e)(6) of the Code shall be modified by substituting "41,500" for "51,975" unless:
           (a) the Plan would not be Top-Heavy if "9/10" were substituted for "6/10" under Section 14.08; and
           (b) "Four" percent is substituted for "three" percent under Section 14.09(a) and the defined benefit plan provides an additional Top-Heavy minimum accrual of 1% per year up to an additional 10%; or, the Plan provides a Top-Heavy minimum allocation of 7.5% of compensation.



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                           ARTICLE XV
                            EXECUTION
      To record the adoption of this amended and restated Plan, the Company has caused its appropriate officers to affix its corporate name and seal hereto this ____ day of ____________, 2001.
                                    DENTSPLY INTERNATIONAL INC.


                                    By:



                                    Attest:




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









             DENTSPLY EMPLOYEE STOCK OWNERSHIP PLAN
                         AS AMENDED AND
                    RESTATED EFFECTIVE AS OF
                         JANUARY 1, 1997



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                                                             Page

{A296525:}                  - iv -
                        TABLE OF CONTENTS
                                                             Page

ARTICLE I - INTRODUCTION..........................................1

ARTICLE II - DEFINITIONS..........................................2
      2.01.Account................................................2
      2.02.Affiliated Company.....................................2
      2.03.Anniversary Date.......................................2
      2.04.Approved Absence.......................................2
      2.05.Beneficiary............................................2
      2.06.Board of Directors.....................................2
      2.07.Break in Service.......................................2
      2.08.Capital Accumulation...................................2
      2.09.Code...................................................2
      2.10.Committee..............................................2
      2.11.Company................................................2
      2.12.Company Stock..........................................2
      2.13.Company Stock Account..................................2
      2.14.Covered Compensation...................................2
      2.15.Credited Service.......................................2
      2.16.Deferred Retirement Date...............................2
      2.17.Disability Retirement Date.............................2
      2.18.Effective Date.........................................2
      2.18.Early Retirement Date..................................2
      2.19.Employee...............................................2
      2.20.Employer...............................................2
      2.21.Employer Contributions.................................2
      2.22.Employer Securities....................................2
      2.23.Employment Date........................................2
      2.24.ERA....................................................2
      2.25.Forfeiture.............................................2
      2.26.Hour of Service........................................2
      2.27.Leased Employee........................................2
      2.28.Loan...................................................2
      2.29.Mutual Fund Account....................................2
      2.30.Normal Retirement Date.................................2
      2.31.Other Investments Account..............................2
      2.32.Participant............................................2
      2.33.Part-Time Employee.....................................2
      2.34.Permanent Disability...................................2
      2.35.Plan...................................................2



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      2.36.Plan Year..............................................2
      2.37.Qualified Business Unit................................2
      2.38.Qualified Election Period..............................2
      2.39.Qualified Participant..................................2
      2.40.Reemployment Date......................................2
      2.41.Service................................................2
      2.42.Termination of Service.................................2
      2.43.Trust..................................................2
      2.44.Trust Agreement........................................2
      2.45.Trust Assets...........................................2
      2.46.Trustee................................................2

ARTICLE III - ELIGIBILITY AND PARTICIPATION.......................2
      3.01.Eligibility for Participation..........................2
      3.02.Commencement of Participation..........................2
      3.03.Cessation of Participation.............................2
      3.04.Reemployment...........................................2
      3.05.Transfers..............................................2
      3.06.Leave of Absence.......................................2
      3.07.Committee's Determination of Eligibility...............2
      3.08.  Military Service.....................................2

ARTICLE IV - CONTRIBUTIONS........................................2
      4.01.Employer Contributions.................................2
      4.02.Payment of Employer Contributions......................2
      4.03.No Participant Contributions...........................2
      4.04.No Eligible Rollover Distributions.....................2

ARTICLE V - INVESTMENT OF TRUST ASSETS............................2
      5.01.Investment of Trust Assets.............................2
      5.02.Purchases of Company Stock.............................2
      5.03.Sales of Company Stock.................................2
      5.04.Exempt Loan............................................2
      5.05.Diversification of Investments.........................2

ARTICLE VI - ALLOCATIONS..........................................2
      6.01.Allocations to Participants' Accounts..................2
      6.02.Allocable Shares.......................................2
      6.03.Allocation Limitations.................................2
      6.04.Allocation of Net Income (or Loss) of the Trust........2
      6.05.Accounting for Allocations.............................2



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      6.06.Special Allocation Rule................................2

ARTICLE VII - EXPENSES OF THE PLAN AND TRUST......................2

ARTICLE VIII - VOTING COMPANY STOCK...............................2

ARTICLE IX - CAPITAL ACCUMULATION.................................2
      9.01.Capital Accumulation...................................2
      9.02.Retirement, Death or Permanent Disability..............2
      9.03.Other Termination of Service and Vesting...............2
      9.04.Forfeitures............................................2

ARTICLE X - DISTRIBUTIONS.........................................2
      10.01.Form of Distribution..................................2
      10.02.Repurchase of Company Stock...........................2
      10.03.Timing of Distribution................................2
      10.04.Retained Capital Accumulation.........................2
      10.05.Loans to Participants.................................2
      10.06.Distribution of Dividends on Company Stock............2
      10.07.Beneficiary Designation...............................2

ARTOC;E XI - PLAN ADMINISTRATION..................................2
      11.01.Named Fiduciaries.....................................2
      11.02.Fiduciary Limitations.................................2
      11.03.Company Responsibilities..............................2
      11.04.Trustee Responsibilities..............................2
      11.05.Appointment of Committee..............................2
      11.06.Committee Responsibilities............................2
      11.07.Indemnification.......................................2

ARTICLE XII - AMENDMENT AND TERMINATION...........................2
      12.01.Company Right to Amend................................2
      12.02Mandatory Amendments...................................2
      12.03.Termination...........................................2
      12.04.Employee Nonforfeitable Rights........................2
      12.05.Distribution Upon Termination.........................2

ARTOC;E XIII - GENERAL PROVISIONS.................................2
      13.01.Participants' Rights..................................2
      13.02.Spendthrift Clause....................................2
      13.03.Judgments, Orders, Decrees and Settlement
           Agreements.............................................2
      13.03.Company's Liability...................................2
      13.04.Merger or Consolidation...............................2



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      13.05.Governing Law.........................................2
      13.06.Legal Action..........................................2
      13.07.Binding on All Parties................................2
      13.08.Headings..............................................2
      13.09.Severability of Provisions............................2

ARTICLE XIV - SPECIAL RULES FOR TOP-HEAVY PLANS...................2
      14.01.General Provision.....................................2
      14.02.Top -Heavy Ratio......................................2
      14.03.Permissive Aggregation Group..........................2
      14.04.Required Aggregation Group............................2
      14.05.Determination Date....................................2
      14.06.Valuation Date........................................2
      14.07.Present Value.........................................2
      14.08.Top-Heavy Definition..................................2
      14.09.Minimum Allocations...................................2
      14.10.No Forfeitability of Minimum Allocation...............2
      14.11.Minimum Vesting Schedules.............................2
      14.12.Key Employee..........................................2
      14.13.  Maximum Allocation..................................2

ARTICLE XV........................................................2



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